UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

RIBAPHARM INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-31294 (Commission File Number)	95-4805655 (I.R.S. Employer Identification No.)

3300 Hyland Avenue, Costa Mesa, CA 92626

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 427-6236

Item 5. Other Events and Required FD Disclosure.

The Registrant hereby incorporates by reference the contents of the press release of the Registrant, dated June 10, 2003, filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press Release of the Company dated June 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIBAPHARM INC.

Date: June 10, 2003	By:	/s/ KIM D. LAMON
Kim D. Lamon President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of the Company dated June 10, 2003.